                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
       [X]    Preliminary Proxy Statement
       [ ]    Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
       [ ]    Definitive Proxy Statement
       [ ]    Definitive Additional Materials
       [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Volunteer Capital Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)      Title of each class of securities to which transaction applies:
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     (2)      Aggregate number of securities to which transaction applies:

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     (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)      Proposed maximum aggregate value of transaction:

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     (5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:

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     (2)      Form, Schedule or Registration Statement No.:

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     (3)      Filing Party:

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     (4)      Date Filed:

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                                                              [Preliminary Copy]


                            VOLUNTEER CAPITAL CORPORATION
                                 3401 WEST END AVENUE
                                      SUITE 260
                                   P.O. BOX 24300
                              NASHVILLE,TENNESSEE 37202

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Volunteer Capital Corporation:

     A Special Meeting of Shareholders of Volunteer Capital Corporation (the "Company") will be held at the Company's offices at 3401 West End Avenue, Suite 260, Nashville, Tennessee, at 8:00 a.m., Nashville time, on February 7, 1997 for the following purposes:

             (1) To consider and act upon a proposal to amend the Company's Charter to change the name of the Company to "J. Alexander's Corporation"; and

             (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on January 2, 1997 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.

     We hope very much that you will be able to be with us. If you do not plan to attend the meeting in person, you are requested to complete, sign and date the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage if mailed in the United States.

                                   By Order of the Board of Directors,


                                   R. GREGORY LEWIS
                                   Secretary


January __, 1997

                                                              [Preliminary Copy]


                            VOLUNTEER CAPITAL CORPORATION
                                 3401 WEST END AVENUE
                                      SUITE 260
                                   P.O. BOX 24300
                              NASHVILLE, TENNESSEE 37202

                                   PROXY STATEMENT

                         FOR SPECIAL MEETING OF SHAREHOLDERS

                                   February 7, 1997

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Volunteer Capital Corporation (the "Company") for use at the Special Meeting of Shareholders to be held on February 7, 1997, at 8:00 a.m., Nashville time, at the Company's offices at 3401 West End Avenue, Suite 260, Nashville, Tennessee, and at any adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Special Meeting of Shareholders. Copies of the proxy, this Proxy Statement and the attached Notice are being mailed to shareholders on or about January __, 1997.

     Proxies may be solicited by mail, telephone or telegraph. All costs of this solicitation will be borne by the Company. The Company does not anticipate paying any compensation to any party other than its regular employees for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

     Shares represented by such proxies will be voted in accordance with the choices specified thereon. If no choice is specified, the shares will be voted FOR the proposed amendment to the Company's Charter, as described herein. The Board of Directors does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be properly presented for action according to their best judgment in light of the conditions then prevailing.

     A proxy may be revoked by a shareholder at any time before its exercise by attending the meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation or by duly executing a proxy bearing a later date.

     Each share of the Company's Common Stock, $.05 par value (the "Common Stock"), issued and outstanding on January 2, 1997 (the "Record Date") will be entitled to one vote on all matters to come before the meeting. As of the Record Date, there were outstanding [5,327,507] shares of Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, certain information with respect to those persons known to the Company to be the beneficial owners (as defined by certain rules of the Securities and Exchange Commission (the "Commission")) of more than five percent (5%) of the Common Stock, its only voting security, and with respect to the beneficial ownership of the Common Stock by all directors, the Company's Chief Executive Officer and each other executive officer whose total cash compensation exceeded $100,000 in the Company's most recent fiscal year (a "Named Officer"), and all executive officers and directors of the Company as a group. Except as otherwise specified, the shares indicated are presently outstanding.

                                                              [Preliminary Copy]


                                             AMOUNT OF          PERCENTAGE OF
                                            COMMON STOCK          OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIALLY OWNED    COMMON STOCK(1)
------------------------------------      ------------------   ----------------
RCM Capital Management...................    518,100(2)              9.7%
   Four Embarcadero Center
   Suite 3000
   San Francisco, CA 94111
The Volunteer Capital Corporation........    443,687(3)              8.3
   Employee Stock Ownership Trust
   3401 West End Avenue
   Nashville, TN 37203
Sackett & Company........................    308,855(4)              5.7
   555 California Street
   Suite 4490
   San Francisco, CA 94104
Lonnie J. Stout II****...................    118,103(5)              2.2
Toby S. Wilt**...........................     62,000(6)              1.2
R. Gregory Lewis***......................     59,187(7)              1.1
Richard D. May***........................     51,597(8)              1.0
Dennis J. Cleary***......................     43,063(9)               *
John L.M. Tobias**.......................     38,992(10)              *
Earl Beasley, Jr.**......................     35,274(11)              *
Garland G. Fritts**......................     20,000(12)              *
E. Townes Duncan**.......................     19,700(13)              *
All directors and executive officers
 as a group (11 persons).................    471,498(14)             8.4
----------------------

*      Less than one percent.
**     Director.
***    Named Officer.
****   Director and Named Officer.
(1) Pursuant to the rules of the Commission, shares of Common Stock which certain persons presently have the right to acquire pursuant to the conversion provisions of the Company's 81/4% Convertible Subordinated Debentures Due 2003 ("Conversion Shares") are deemed outstanding for the purpose of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of the other persons shown in the table. Likewise, shares subject to options held by directors and executive officers of the Company which are exercisable within 60 days of the Record Date are deemed outstanding for the purpose of computing such director's or executive officer's percentage ownership and the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated, each individual has sole voting and dispositive power with respect to all shares shown.

                                                              [Preliminary Copy]



(2) RCM Capital Management ("RCM") is a registered investment advisor. RCM has sole voting power with respect to 408,200 shares and sole dispositive power with respect to 518,100 shares. Information is based on documents submitted to the Company by RCM.
(3) Includes 169,454 shares that have been allocated to Volunteer Capital Corporation Employee Stock Ownership Plan (the "ESOP") participants. Pursuant to the terms of the ESOP that govern the Volunteer Capital Corporation Employee Stock Ownership Trust (the "Trust"), each ESOP participant instructs SunTrust Bank, Nashville, N.A., as trustee of the Trust (the "Trustee"), how to vote the shares allocated to his or her account. The ESOP provides that the Trustee shall abstain from voting allocated shares for which no written instructions are received. Shares of the Company's Common Stock held by the ESOP but not yet allocated to the accounts of the participants will be voted based on the percentage of stock allocated to the participants' accounts which is voted for and against each proposal, including in the tabulation of such percentages only those shares as to which written voting instructions were received. The Trustee has shared dispositive power with respect to the shares, subject to certain provisions of the ESOP.
(4) Includes 57,183 Conversion Shares. Sackett & Company ("Sackett") is a registered investment advisor. Information is based on documents submitted to the Company by Sackett.
(5) Includes 103,388 shares issuable upon exercise of certain options held by Mr. Stout and 5,979 ESOP shares allocated to Mr. Stout and held by the Trust, as to which Mr. Stout has sole voting power and shared dispositive power.
(6) Includes 12,000 shares issuable upon exercise of certain options held by Mr. Wilt.
(7) Includes 44,000 shares issuable upon exercise of certain options held by Mr. Lewis and 4,456 ESOP shares allocated to Mr. Lewis and held by the Trust, as to which Mr. Lewis has sole voting power and shared dispositive power.
(8) Includes 42,500 shares issuable upon exercise of certain options held by Mr. May and 4,725 ESOP shares allocated to Mr. May and held by the Trust, as to which Mr. May has sole voting power and shared dispositive power.
(9) Includes 35,500 shares issuable upon exercise of certain options held by Mr. Cleary and 4,499 ESOP shares allocated to Mr. Cleary and held by the Trust, as to which Mr. Cleary has sole voting power and shared dispositive power.
(10) Includes 1,126 Conversion Shares, 1,000 shares owned by Mr. Tobias' wife and 17,000 shares issuable upon exercise of certain options held by Mr. Tobias.
(11) Includes 112 Conversion Shares, 1,332 shares that Mr. Beasley holds as custodian for his children and 4,000 shares issuable upon exercise of certain options held by Mr. Beasley.
(12) Includes 4,000 shares issuable upon exercise of certain options held by Mr. Fritts.
(13) Includes 16,000 shares issuable upon exercise of certain options held by Mr. Duncan, 300 shares that Mr. Duncan holds as custodian for his children and 2,400 shares that are owned by a partnership in which Mr. Duncan and a trust for the benefit of Mr. Duncan's children are partners. Mr. Duncan has sole voting and dispositive power over the shares held by the partnership. Does not include 700 shares owned by Mr. Duncan's wife. Mr. Duncan disclaims beneficial ownership of such shares.
(14) Includes 1,238 Conversion Shares, 295,054 shares issuable upon exercise of certain options held by the directors and executive officers and 21,817 ESOP shares allocated to the executive officers and held by the Trust, as to which such officers have sole voting power and shared dispositive power.





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

                                                              [Preliminary Copy]



                   PROPOSAL TO APPROVE AN AMENDMENT TO THE CHARTER
           TO CHANGE THE NAME OF THE COMPANY TO J. ALEXANDER'S CORPORATION


     On November 21, 1996, the Company completed the sale of substantially all of the assets of its Wendy's division. The Company's remaining operations consist of 14 J. Alexander's restaurants located in seven states. The Company's management is committed to the growth and long-term success of the Company through the development of additional J. Alexander's restaurants.

     The Board of Directors has approved, subject to shareholder approval, a proposal to amend the Company's Charter to change the name of the Company to "J. Alexander's Corporation" (the "Charter Amendment"). The Board of Directors believes that it is in the best interest of the Company and its shareholders to change the Company's name to more closely associate the Company with the operations of its J. Alexander's restaurants and to reflect the Company's commitment to the development of additional restaurants under the J. Alexander's concept. The complete text of the Charter Amendment is set forth in the Articles of Amendment to the Charter, a copy of which is included as Exhibit A to this Proxy Statement. If approved, the Charter Amendment will become effective upon filing with the Secretary of State of the State of Tennessee, which is expected to be accomplished as promptly as practicable after such approval is obtained.

     Subject to shareholder approval of the Charter Amendment, the Board of Directors intends to change the Company's New York Stock Exchange trading symbol to "JAX" to reflect the change in the Company's name.

     THE CHARTER AMENDMENT WILL BE APPROVED IF THE VOTES CAST IN FAVOR OF THE CHARTER AMENDMENT EXCEED THE VOTES CAST AGAINST IT. ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE CONSIDERED IN THE VOTE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CHARTER AMENDMENT.

                                                              [Preliminary Copy]


            DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE
             PRESENTED AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS

     Any proposal intended to be presented for action at the 1997 Annual Meeting of Shareholders by any shareholder of the Company must have been received by the Secretary of the Company not later than December 10, 1996, in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 1997 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all of the Commission's requirements for inclusion in effect at the time.


                            METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the Charter Amendment is a routine matter on which a broker is permitted to vote if instructions are not received from the client in a timely manner.

     The Charter Amendment will be approved if the votes cast in favor of the Charter Amendment exceed the votes cast against it. Abstentions and broker non-votes will not be considered in the vote. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum.


                                 MISCELLANEOUS

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.



Date: January __, 1996

                                                              [Preliminary Copy]



                                                                       EXHIBIT A



                      ARTICLES OF AMENDMENT TO THE CHARTER
                                       OF
                         VOLUNTEER CAPITAL CORPORATION

     Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment (the "Articles of Amendment") to its Charter (the "Charter"):

     1. Name of Corporation. The name of the corporation is Volunteer Capital Corporation.

     2. Section 1 of the Charter is hereby deleted in its entirety and replaced with the following:

              "1.  The name of the corporation is J. Alexander's Corporation."

     3. Adoption. These Articles of Amendment were duly adopted by the Board of Directors and the shareholders of the corporation.

     4. Effective Date. These Articles of Amendment will be effective when filed with the Secretary of State.

Dated: February __, 1997.

                                   VOLUNTEER CAPITAL CORPORATION


                                   By:
                                      --------------------------------------
                                        R. Gregory Lewis
                                        Secretary

                                                                      Appendix A

                                                              [Preliminary Copy]

                                        PROXY
                            VOLUNTEER CAPITAL CORPORATION
         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON FRIDAY, FEBRUARY 7, 1997.

     The undersigned hereby appoints Lonnie J. Stout II and R. Gregory Lewis, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Special Meeting of Shareholders of Volunteer Capital Corporation to be held at the Company's offices at 3401 West End Avenue, Suite 260, Nashville, Tennessee, at 8:00 a.m., Nashville time, on February 7, 1997, and any adjournments thereof.


        IMPORTANT: Please date and sign this proxy on the reverse side.





(1) Proposal to Approve an Amendment to the Company's Charter to Change the Name of the Company to J. Alexander's Corporation

     [ ]      FOR

     [ ]      AGAINST

     [ ]      WITHHOLD AUTHORITY (ABSTAIN)

(2) In their discretion on any other matter which may properly come before said meeting or any adjournment thereof.

     Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the amendment to the Company's Charter.

                                    PLEASE SIGN HERE AND RETURN PROMPTLY

                                    -------------------------------------------

                                    -------------------------------------------

                                    DATE:
                                          --------------------------,---------
                                    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT
                                    LEFT.  IF REGISTERED IN THE NAMES OF TWO OR
                                    MORE PERSONS, EACH SHOULD SIGN.  EXECUTORS,
                                    ADMINISTRATORS, TRUSTEES, GUARDIANS,
                                    ATTORNEYS AND CORPORATE OFFICERS SHOULD SHOW
                                    THEIR FULL TITLES.

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 IF YOU HAVE CHANGED YOUR ADDRESS, PLEASE PRINT YOUR NEW ADDRESS ON THIS LINE.

                                                                      Appendix B

                                                              [Preliminary Copy]



                            VOLUNTEER CAPITAL CORPORATION
          EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANT VOTING INSTRUCTION FORM


     This Voting Instruction Form is tendered to direct SunTrust Bank, Nashville, N.A. (the "Trustee"), as Trustee of the Volunteer Capital Corporation Employee Stock Ownership Plan (the "ESOP"), as to the manner in which all allocated shares in the ESOP account of the undersigned (the "Voting Shares") shall be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held at the Company's offices at 3401 West End Avenue, Suite 260, Nashville, Tennessee, at 8:00 a.m., Nashville time, on February 7, 1997, and any adjournments thereof.

     The undersigned hereby directs the Trustee to vote all Voting Shares of the undersigned as shown on the reverse side of this Voting Instruction Form at the Special Meeting:

        IMPORTANT: Please date and sign this proxy on the reverse side.



(1) Proposal to Approve an Amendment to the Company's Charter to Change the Name of the Company to J. Alexander's Corporation

     [ ]      FOR

     [ ]      AGAINST

     [ ]      WITHHOLD AUTHORITY (ABSTAIN)

(2) In the Trustee's discretion, the Trustee is entitled to act on any other matter which may properly come before said meeting or any adjournment thereof.

     IMPORTANT: Please date and sign this Voting Instruction Form and return it to the Trustee of the Volunteer Capital Corporation Employee Stock Ownership Plan, SunTrust Bank, Nashville, N.A., P.O. Box 305110, Nashville, Tennessee 37230-9979.

     A stamped and addressed envelope is enclosed for your convenience. YOUR VOTING INSTRUCTION FORM MUST BE RECEIVED BY THE TRUSTEE BY _____________.

     Your shares will be voted by the Trustee in accordance with your instructions. If no choice is specified, your shares will be voted FOR the amendment to the Company's Charter.

                                    PLEASE SIGN HERE AND RETURN PROMPTLY

                                    -------------------------------------------

                                    -------------------------------------------

                                    DATE:
                                          --------------------------,----------
                                    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT
                                    LEFT.  IF REGISTERED IN THE NAMES OF TWO OR
                                    MORE PERSONS, EACH SHOULD SIGN.  EXECUTORS,
                                    ADMINISTRATORS, TRUSTEES, GUARDIANS,
                                    ATTORNEYS AND CORPORATE OFFICERS SHOULD SHOW
                                    THEIR FULL TITLES.

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 If you have changed your address, please PRINT your new address on this line.